Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated October 2, 2015 to each

Statement of Additional Information (“SAI”) of each series of the Trust

The information in this Supplement updates and amends certain information contained in each currently effective SAI for each series of the Trust dated on or before the date of this Supplement and should be read in conjunction with any such SAI.

Effective September 30, 2015, Donald J. Puglisi resigned as a Trustee of the Trust and as a member of the Audit Committee and the Nominating and Governance Committee of the Board of Trustees of the Trust. Effective September 30, 2015, the Board designated and appointed Stephen M. Wynne to serve as a member of the Trust’s Audit Committee.  Additionally, effective December 1, 2015, the Board designated and appointed Stephen M. Wynne to serve as Chairman of the Trust’s Audit Committee and Iqbal Mansur to serve as Chairman of the Trust’s Nominating and Governance Committee.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE